AMENDMENT NUMBER 2 TO RESEARCH AND LICENSE AGREEMENT BY AND BETWEEN KOSAN BIOSCIENCES, INC., AND THE R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE AND ORTHO-MCNEIL PHARMACEUTICAL, INC.



    This Amendment dated August 31, 2000, is made to the RESEARCH AND LICENSE AGREEMENT, made as of September 28, 1998, and amended pursuant to that certain Amendment No. 1 dated March 17, 2000 (the RESEARCH AND LICENSE AGREEMENT) as amended March 17, 2000, is hereinafter called the "AGREEMENT"), by and between


    KOSAN BIOSCIENCES, INC., a corporation organized under California law having its principal office at 3832 Bay Center Place, Hayward, California, 94545 (hereinafter called "KOSAN");


    ON THE ONE HAND, AND:


    ORTHO MCNEIL PHARMACEUTICAL, INCORPORATED (hereinafter called "ORTHO"), a company organized under Delaware law, having its principal office at U.S. Route 202, Raritan, New Jersey, 08869; and


    the R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE (hereinafter called "RWJPRI"), a division or Ortho McNeil Pharmaceutical, Incorporated, having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (ORTHO and RWJPRI hereinafter collectively called "LICENSEE")


    ON THE OTHER HAND,


WITNESSETH:


    A. WHEREAS, KOSAN and LICENSEE have entered into the AGREEMENT providing for a collaborative research drug discovery program as generally described in the RESEARCH PLAN attached thereto as Appendix A;

    B. WHEREAS, the RESEARCH PLAN provided for two projects to be conducted by the parties, a Fast Track Project to be conducted over the first twelve months, and an SAR Project to be conducted over the first twenty-four months, each with a provision for additional CONTINGENT WORK, to be performed in the event a GO DECISION was made for a Project;

    C. WHEREAS, having completed the first 15 months of the RESEARCH PROGRAM, the parties agreed to fund the CONTINGENT WORK on the Fast Track Project, thereby extending the RESEARCH TERM until December 28, 2000;

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    D.  WHEREAS, the parties desire to fund the CONTINGENT WORK for the GO
DECISION with respect to the first NCE ("N2") in the SAR Project pursuant to
Section 2.6.4 of the AGREEMENT and extend the RESEARCH TERM until December 28, 2001:

    NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, the parties agree to amend the AGREEMENT as follows:

    1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the AGREEMENT.

    2. EXTENSION OF RESEARCH PROGRAM. The RESEARCH PROGRAM shall be continued until at least December 28, 2001.

    3. CURRENT FTE RESEARCH FUNDING. In accordance with the AGREEMENT, LICENSEE is currently providing RESEARCH FUNDING, paid quarterly in advance, for KOSAN FTEs as follows:
    [**] on an annual basis for the period of December 28, 1999, to September 28, 2000, for a total of [**]; and
    [**] on an annual basis for the period of September 28, 2000, to December 28, 2000, for a total of [**].

    4. ADDITIONAL KOSAN FTE RESEARCH FUNDING. In accordance with this Amendment, LICENSEE shall provide, in addition to the current RESEARCH FUNDING, RESEARCH FUNDING for additional KOSAN FTEs (the "Additional KOSAN FTEs") as follows:
    [**] on an annual basis for the period of September 28, 2000, to December 28, 2000, for a total of [**].
    [**] on an annual basis for the period of December 28, 2000, to December 28, 2001, for a total of [**].
LICENSEE shall provide RESEARCH FUNDING for the Additional KOSAN FTEs on a quarterly basis, with the payment for the quarter ending December 28, 2000, made on or before January 8, 2001; the payment for the quarter ending March
28, 2001, made on or before February 2, 2001; and the payments for the remaining three quarters made on or before March 31, June 30, and September
31, 2001, respectively.

    5. DECLARATION OF THE FIRST NCE IN THE SAR PROJECT. On or before September 28, 2000, LICENSEE shall identify at least one MACROLIDE from the SAR Project as either the first NCE ("N2") or as a LICENSED COMPOUND, provided, however, that the payment therefor pursuant to Section 6.2.1 or
Section 6.3 of the AGREEMENT shall be made only if LICENSEE elects not to decrease the additional KOSAN FTE RESEARCH FUNDING pursuant to Section 6 of this Amendment and, in that event, shall become due January 31, 2001, notwithstanding any termination of RESEARCH FUNDING under Section 7 of this Amendment. LICENSEE's provision of RESEARCH FUNDING for the Additional KOSAN FTEs shall satisfy its obligation to provide RESEARCH FUNDING


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[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

for the CONTINGENT WORK for the GO DECISION with respect to the first NCE ("N2") in the SAR Project pursuant to Section 2.6.4 of the AGREEMENT.

    6. DECREASE OF ADDITIONAL FTE RESEARCH FUNDING - PUBLISHED PATENT CONTINGENCY. If a patent application assigned to a third party publishes prior to January 31, 2001, and, in LICENSEE's reasonable judgment, the application presents a substantial risk to the manufacture, sale or use as an anti-infective of NCE N2 or the LICENSED COMPOUND identified pursuant to
Section 5 hereof, then LICENSEE shall have the right to reduce the number of Additional KOSAN FTEs engaged in the RESEARCH PROGRAM in calendar year 2001 from [**] to [**] and to reduce RESEARCH FUNDING for such FTEs accordingly. To exercise such right, LICENSEE must provide KOSAN written notification of LICENSEE's decision to reduce the number of Additional KOSAN FTEs and RESEARCH FUNDING therefor on or before January 31, 2001.

    7. TERMINATION OF ADDITIONAL FTE RESEARCH FUNDING - TECHNICAL CONTINGENCY. After December 28, 2000, and in the event that, in LICENSEE's judgment to be exercised at its sole discretion, the objectives of the RESEARCH PROGRAM cannot be achieved due to a technological problem. LICENSEE shall have the right to terminate the RESEARCH PROGRAM and its obligations to continue to provide RESEARCH FUNDING for the Additional KOSAN FTEs by providing KOSAN (i) written notification of LICENSEE's decision to terminate and the technological reasons therefor; and (ii) a payment of US$ ([**]US dollars).

    8. REVERSION OF RIGHTS TO KOSAN. LICENSEE's notification of a decrease in, under Section 6 of this Amendment, or a termination of, under Section 7 of this Amendment, RESEARCH FUNDING for the Additional KOSAN FTEs shall be deemed to be a termination of the AGREEMENT pursuant to Section 19.2.1(i) of the AGREEMENT and shall constitute a release and reversion to KOSAN in accordance with Section 19.3.4 of the AGREEMENT of any and all of LICENSEE's rights to all MACROLIDES, AROMATIC POLYKETIDES, NCEs, LICENSED COMPOUNDS, CLOSE STRUCTURAL ANALOGS, and RESERVED COMPOUNDS.

    9. TERMINATION OF RESEARCH PROGRAM ON DECEMBER 28, 2001. In the event that LICENSEE is not actively engaged in activities to progress a MACROLIDE into full clinical development as of December 28, 2001, then the AGREEMENT shall, unless otherwise agreed, terminate pursuant to Section 19.2.1(i) of the AGREEMENT, and such termination shall constitute a release and reversion to KOSAN in accordance with Section 19.3.4 of the AGREEMENT of any and all of LICENSEE's rights to all MACROLIDES, AROMATIC POLYKETIDES, NCEs, LICENSED COMPOUNDS, CLOSE STRUCTURAL ANALOGS, and RESERVED COMPOUNDS. Termination pursuant to this Section 9 shall not obligate LICENSEE to any wind-down or other payment to KOSAN, whether pursuant to Section 19.1.2(c) of the AGREEMENT or otherwise.

    10. CONTINUATION OF RESEARCH PROGRAM AFTER DECEMBER 28, 2001. In the event that LICENSEE is actively engaged in activities to progress a MACROLIDE


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[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

into full clinical development as of December 28, 2001, then the RESEARCH PROGRAM shall, at LICENSEE's option exercisable by not later than [**] prior to written notice to KOSAN, continue for an additional year until December
28, 2002, and LICENSEE agrees to provide RESEARCH FUNDING for at least [**] to conduct such RESEARCH PROGRAM. LICENSEE's provision of RESEARCH FUNDING for the [**] shall satisfy its obligation to fund the CONTINGENT WORK for the GO DECISION with respect to the second NCE ("N3") in the SAR Project pursuant to
Section 2.6.4 of the AGREEMENT. If LICENSEE does not exercise its option pursuant to this Section 10, then LICENSEE's rights to MACROLIDES, AROMATIC POLYKETIDES, NCEs, LICENSED COMPOUNDS, CLOSE STRUCTURAL ANALOGS, and RESERVED COMPOUNDS other than the MACROLIDE(s) for which LICENSEE is actively engaged in activities to initiate full clinical development and the CLOSE STRUCTURAL ANALOGS thereof shall, unless otherwise agreed, terminate pursuant to Section 19.2.1(ii) of the AGREEMENT, and such termination shall constitute a release and reversion of the same to KOSAN in accordance with Section 19.3.4 of the AGREEMENT.

    11. AGREEMENT. Except as amended herein, all of the terms and conditions of the AGREEMENT shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this Amendment to the AGREEMENT on the date(s) indicated below, to be effective the day and year first above written.

For and on Behalf of KOSAN BIOSCIENCES, INC.

By: /s/ DANIEL V. SANTI
   -----------------------------------

Name: Daniel V. Santi
     ---------------------------------

Title: Chief Executive

Date: 28 August 2000
     ---------------------------------

For and on Behalf of LICENSEE

By:   [illegible]
   -----------------------------------

Name: P.A. Peterson
     ---------------------------------

Title: Chairman, THE R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE

Date:  August 30, 2000
     ---------------------------------


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.




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